QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 27, 2014
QUARTERLY FINANCIAL INFORMATION (UNAUDITED) [Abstract]
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
O.	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, each consisting of 13 weeks during the years ended December 27, 2014 and December 28, 2013 (in thousands, except per share data):

	First		Second		Third		Fourth
	2014	2013	2014	2013	2014	2013	2014	2013
Net sales	$553,998	$554,494	$772,752	$738,436	$713,489	$651,780	$620,090	$525,738
Gross profit	66,012	57,818	96,988	80,216	89,586	78,289	72,756	64,229
Net earnings	7,668	5,756	22,449	16,373	20,492	15,015	10,955	8,660
Net earnings attributable to controlling interest	7,216	5,224	21,789	15,772	19,234	14,091	9,312	7,995
Basic earnings per share	0.36	0.26	1.08	0.79	0.96	0.71	0.46	0.40
Diluted earnings per share	0.36	0.26	1.08	0.79	0.96	0.71	0.46	0.40